AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


     This Stock Pledge Agreement (this "Agreement") is made and entered into as of the 1st day of August, 1997, by and among MB SOFTWARE CORPORATION, a Colorado corporation ("Pledgor") and IMAGINE INVESTMENTS, INC., a Delaware corporation, and ROBERT T. SHAW (collectively, "Secured Party").

                                    RECITALS

     WHEREAS, Pledgor is the sole shareholder of 1,000 shares of common stock (the "Pledged Shares") of Santiago SDS, Inc. (the "Company") being 100% of the issued and outstanding stock of the Company; and

     WHEREAS, Pledgor has, on the date hereof, executed and delivered a Promissory Note to Imagine Investments, Inc. in the principal amount of $500,000.00; and

     WHEREAS, Pledgor has previously executed and delivered Promissory Notes to Robert T. Shaw as follows:

                  Date                              Original Principal

                  December 22, 1995                 $455,000.00
                  June 19, 1996                      300,000.00
                  February 3, 1997                   300,000.00

and

     WHEREAS, Pledgor has pledged the Pledged Shares to Robert T. Shaw pursuant to its Stock Pledge Agreements dated February 3, 1997; and

     WHEREAS, in order to induce Imagine Investments, Inc. to accept its Promissory Note for $500,000.00 and to advance funds thereunder on even date, Pledgor has agreed, to amend and restate its Stock Pledge Agreement in order to cause it to secure all four (4) Promissory Notes described above;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. Definitions.
        -----------

As used in this Agreement, the following terms shall have the meaning indicated:




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AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT
Page 2



          (a)"Event of Default" shall mean an Event of Default hereunder or under any of the Secured Indebtedness.

          (b) "Secured Indebtedness" means the four (4) Promissory Notes described hereinabove.

     2. Grant of Security Interest in the Pledged Shares.
        -------------------------------------------------

To secure the full and punctual payment of the Secured Indebtedness, in pari passu, and upon and subject to the terms, provisions and conditions of this Agreement, Pledgor does hereby grant to each Secured Party and to its respective heirs, successors and assigns, a security interest (the "Security Interest") in the Pledged Shares. Pledgor hereby agrees that in the event that it and/or its Affiliates (as hereinafter defined) acquire any additional capital stock of the Company, that such additional capital stock shall be deemed to be Pledged Shares and subject to this Agreement. For purposes hereof, an "Affiliate" of Pledgor is a person or entity controlling, controlled by or under common control with Pledgor.

     3. Delivery of Share Certificates to Secured Party.
        ------------------------------------------------

The stock certificate evidencing the Pledged Shares and all other stock certificates and instruments in registered form which may constitute or evidence at any time or from time to time a part of the Pledged Shares shall be delivered to either Secured Party, for the benefit of each Secured Party, and shall be endorsed in blank for transfer or be accompanied by proper instruments of assignment and transfer in blank upon delivery. Until the happening of an Event of Default, all the Pledged Shares shall remain registered in the name of the Pledgor. So long as the Secured Indebtedness, or any part thereof, remains outstanding and unpaid, the certificates representing the Pledged Shares and any other certificates or instruments which may from time to time constitute or evidence a part of the Pledged Shares, delivered to the Secured Party pursuant to this Section 3, shall be held by the Secured Party, and Pledgor shall not have the right to procure the release of any of the Pledged Shares from the lien hereby created except upon and in compliance with the terms and conditions herein set forth.

     4. Voting of Pledged Shares.
        ------------------------


Until the occurrence of an Event of Default, the Pledged Shares shall be treated as shares of the Pledgor and the Pledgor shall be entitled to vote at any meeting of the shareholders of the Company or its successor corporations. Until the occurrence of an Event of Default, no dividends shall be payable to the Secured Party on or with respect to the Pledged Shares. Pledgor hereby grants to the Secured Party, upon the occurrence of an Event of Default, the right to vote the Pledged Shares during the continuance of such Event of Default whether or not the Secured Party seeks any other remedies available to him under this Agreement or any applicable law or in equity. Pledgor agrees that upon the occurrence of an Event of Default and during its continuance thereof, Pledgor will not accept any dividends or distributions on the Pledged Shares.






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AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT
Page 3




     5. Remedies Upon Default.
        ----------------------

          (a) If any Event of Default shall occur under any of the Secured Indebtedness, either Secured Party may seek any remedies available to him under any applicable law.

          (b) Except as otherwise provided herein, Pledgor hereby waives notice of an Event of Default, presentment for payment, demand, notice of dishonor and protest.

          (c) In addition, full power and authority are hereby given to the Secured Party to sell, assign and deliver the whole or any part of the Pledged Shares at any broker's board, or at public or private sales, at the option of the Secured Party, either for cash or on credit or for future delivery without assumption of any credit risk, and without either demand or advertisement of any kind, both of which are hereby waived, and no delay on the part of the Secured Party in exercising any power of sale or any other rights or option hereunder, and no demand, which may be given to or made upon Pledgor by the Secured Party to a power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair the rights hereunder, without demand, or prejudice the rights of the Secured Party as against the Pledgor in any respect. At any sale of the Pledged Shares in accordance with the preceding sentence, the Pledgor may itself purchase the whole or any part of the Pledged Shares sold. In event of any sale or other disposition of any of the Pledged Shares, after deducting all costs or expenses of ever kind for care, safekeeping, collection, sale, delivery or otherwise, the Secured Party shall, after applying the residue of the proceeds of the sales, or other disposition thereof, as hereinabove authorized, return any excess to the Pledgor. The Secured Party shall notify the Pledgor in writing of his intent to exercise his right to sell the Pledged Shares in accordance with this Section 5(c) at least five (5) days prior to any such sale.

          (d) Because of the Securities Act of 1933, as amended (the "Securities Act"), or any other laws or regulations, there may be legal restrictions or limitations affecting Secured Party in any attempts to dispose of certain portions of the Pledged Shares in the enforcement of his rights and remedies hereunder. For these reasons Secured Party is hereby authorized by Pledgor, but not obligated, upon the occurrence of any Event of Default, to sell, bid upon, and purchase all or any part of the Pledged Shares at a private sales, subject to investment letter or in any other commercially reasonable manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with the Securities Act, or the rules and

AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT
Page 4



     regulations promulgated thereunder, or any other law of regulations. Pledgor acknowledges that Secured Party may in his discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price of the Pledged Shares or any part or parts thereof than would otherwise be obtainable if same were registered and sold in the open market.

          6. Further  Assurances.
             --------------------

     Pledgor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be reasonable requested by Secured Party in order effectively to grant to Secured Party the Security Interest in (and pledge and assignment of) the Pledged Shares and to enforce and exercise Secured Party's rights regarding same.

          7. Assignability by Secured Party.
             -------------------------------

     The rights, powers and interest held by the Secured Party hereunder, together with the Pledged Shares, may be transferred by Secured Party upon the transfer of the underlying Note upon the prior written consent of Pledgor, such consent not to be unreasonably withheld.

          8. Return of Pledged Shares.
             -------------------------

     When the Secured Indebtedness has been paid in full or otherwise satisfied, the Secured Party shall deliver the Pledged Shares to Pledgor concurrently with its receipt of such payment or satisfaction and this Agreement shall terminate.

          9. Waiver of Default.


     The acceptance by the Secured Party at any time and from time to time of partial payment of the aggregate amount of the Secured Indebtedness then matured shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Secured Party of any Event of Default shall be deemed to be a waiver of any subsequent Event of Default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party in exercising any right or power hereunder, except for the failure by Secured Party to give notice as provided herein shall impair such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise of any other right or power of the Secured Party hereunder.

          10. Laws Applicable.
              ----------------

     This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Texas.

         11. Notices.
             -------

     Any notice, request, instruction or other document to be given hereunder or to any party shall be delivered to the address set forth on Exhibit "A" attached hereto, and shall be deemed to have been given and received (i) when actually by the other party, if delivered in person or by facsimile, or (ii) if mailed, on the earlier of the date actually received or (whether ever received or not) three Business Days (as hereinafter defined) after a letter containing such notice, certified or registered with postage prepaid, addresses to the other party, is deposited in the United States mail. Any party may change its address for the purposes of this section by giving notice to the other parties hereto.

AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT
Page 5



          12. Covenant of Assistance.
              -----------------------

     Pledgor agrees to execute all such further documents and take all such further action as may be reasonable be requested by Secured Party in order to better confirm the Security Interest herein granted in the Pledgor Shares.


          13. Amendment.
              ----------

     None of the terms or provisions of this Agreement may be waived, modified or amended, except in writing signed by both parties hereto.

          14. Binding Effect.
              ---------------

     This Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of the Secured Party and his heirs, successors and assigns.

          15. Counterparts.
              -------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, but only one of which need be produced.

          16. Effect on other Collateral.
              ---------------------------

     This Amended and Restated Stock Pledge Agreement is delivered in addition to, and not in lieu of, such other stock pledge agreements or other security agreements as may have been pledged, assigned or granted to either Secured Party.

          EXECUTED as of the day and year first above written.


                                        MB SOFTWARE CORPORATION

                                        By:/S/ Scott Haire
                                           ------------------------------------
                                            Scott Haire, President


                                        IMAGINE INVESTMENTS, INC., a
                                        Delaware corporation

                                        By:

                                        Title:_______________________________



                                        -----------------------------------
                                        ROBERT T. SHAW

AMENDED AND RESTATED
STOCK PLEDGE AGREEMENT
Page 6




                                   EXHIBIT "A"


MB Software Corporation
2225 E. Randol Mill Road
Suite 305
Arlington, Texas  76011


Imagine Investments, Inc.
P.O. Box 729081-229
Dallas, Texas  75372

Robert T. Shaw
784 Harrington Lake Drive North
Venice, Florida 34293

                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               MB SOFTWARE CORPORATION



Date:  August 15, 1997         /s/ Scott A. Haire
                               ----------------------
                               Scott A.  Haire, Chairman of the Board,
                               Chief Executive Officer and President
                               (Principal Financial Officer)